Joint Filer Information

NAME: Brahman Management, L.L.C.
----

ADDRESS:  655 Third Ave, 11th Floor
-------   New York, New York 10017

DESIGNATED FILER: Brahman Capital Corp.
----------------

ISSUER: Aleris International Inc.
------

DATE OF EVENT REQUIRING STATEMENT: June 12, 2006
---------------------------------

SIGNATURE:

/s/ Brahman Management, L.L.C.
---------------------------------
  Brahman Management, L.L.C.


NAME: Peter A. Hochfelder
----

ADDRESS:  655 Third Ave, 11th Floor
-------   New York, New York 10017

DESIGNATED FILER: Brahman Capital Corp.
----------------

ISSUER: Aleris International Inc.
------

DATE OF EVENT REQUIRING STATEMENT: June 12, 2006
---------------------------------

SIGNATURE:

/s/ Peter A. Hochfelder
---------------------------------
  Peter A. Hochfelder

NAME: Robert J. Sobel
----

ADDRESS:  655 Third Ave, 11th Floor
-------   New York, New York 10017

DESIGNATED FILER: Brahman Capital Corp.
----------------

ISSUER: Aleris International Inc.
------

DATE OF EVENT REQUIRING STATEMENT: June 12, 2006
---------------------------------

SIGNATURE:

/s/ Robert J. Sobel
---------------------------------
  Robert J. Sobel


NAME: Mitchell A. Kuflik
----

ADDRESS:  655 Third Ave, 11th Floor
-------   New York, New York 10017

DESIGNATED FILER: Brahman Capital Corp.
----------------

ISSUER: Aleris International Inc.
------

DATE OF EVENT REQUIRING STATEMENT: June 12, 2006
---------------------------------

SIGNATURE:

/s/ Mitchell A. Kuflik
---------------------------------
  Mitchell A. Kuflik